UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-4215

                             DREYFUS GNMA FUND, INC.
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        April 30


Date of reporting period:       April 30, 2003

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus GNMA Fund, Inc.


      ANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Proxy Results

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                                GNMA Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus GNMA Fund, Inc. covers the 12-month period from May 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus GNMA Fund, Inc. perform relative to its benchmark?

For the 12-month period ended April 30, 2003, the fund achieved a total return of 6.60% and distributed aggregate income dividends totaling $0.670 per share.(1) The Lehman Brothers GNMA Index (the "Index"), the fund's benchmark, achieved a total return of 6.82% for the same period.(2) In addition, the average total return of all funds reported in the Lipper GNMA Funds category was 6.57%.(3)

GNMA securities produced attractive total returns in comparison to other asset classes during the reporting period. However, they tended to lag other sectors of the bond market. That's primarily because historically low interest rates led to a record volume of mortgage refinancing activity, effectively returning principal early to bondholders and constraining returns. The fund's returns trailed that of its benchmark, primarily because of transaction costs and other fund expenses that are not reflected by the Index. However, the fund's returns were roughly in line with the performance of the Index and the fund's Lipper category average.

What is the fund's investment approach?

The fund invests at least 80% of its assets in Government National Mortgage Association ("GNMA" or "Ginnie Mae") securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S. Treasuries and repurchase agreements. The fund seeks to maximize total return, consisting of capital appreciation and current income.

We use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS. We carefully review the extent to which homeowners are likely to prepay their mortgages because of home sales or refinancing, since a sharp increase or decrease in this trend The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

would adversely affect returns provided by the fund's mortgage-backed holdings.

* OPTION-ADJUSTED SPREAD ANALYSIS. This analytical tool compares the early redemption or extension characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries. This analysis helps us measure the relative risk that different types of mortgage-backed securities may have versus their expected total return.

* CASH FLOW STRUCTURE ANALYSIS. This helps us determine the predictability and security of cash flows provided by different bond structures. We analyze the benefits of 15- and 30-year fixed-rate securities along with adjustable-rate mortgage securities ("ARMs"). Also, within the GNMA market, we analyze project loans that offer cash flow protection from loan prepayments.

* TOTAL-RATE-OF-RETURN SCENARIOS. We calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

The fund was affected by historically low interest rates during the reporting period. In early November 2002, the Federal Reserve Board reduced short-term interest rates by 50 basis points to just 1.25% in an attempt to stimulate a persistently sluggish economy. However, because of uncertainty leading to the war in Iraq and the lingering effects of 2002's corporate scandals, the economy failed to respond meaningfully. As a result, long-term bond yields also declined, and mortgage rates tested their historical lows.

Because many homeowners could significantly reduce their borrowing costs by refinancing their mortgages, the reporting period saw a surge in refinancing activity. This was evident in the refinancing index, which rose to a new high in early March 2003. Because refinancing activity effectively returns principal to existing bondholders, this surge hindered returns from most mortgage-backed securities.


In this environment, we attempted to lock in higher yields for as long as practical by maintaining a relatively long average duration for most of the reporting period. In addition, we emphasized lower-coupon GNMA securities, which we believed were less likely to be hurt by refinancing activity. We also invested a portion of the fund's assets in GNMA project loans, which do not permit principal prepayments; commercial mortgage-backed securities, which ranked as one of the top-performing sectors of the bond market during the reporting period; and U.S. Treasury securities.

On the other hand, the fund' s holdings of adjustable-rate mortgage-backed securities hurt relative performance as their underlying mortgages were reset at lower rates in the low interest-rate environment.

What is the fund's current strategy?

We recently reduced the fund' s average duration to a range that we consider neutral relative to the Index. That's because we believe that record federal budget deficits are likely to lead to greater issuance of U.S. Treasury securities, which may push longer-term bond yields higher. Such a scenario should reduce prepayment activity and be beneficial to GNMA securities. At the same time, we have reduced the fund's holdings of commercial mortgage-backed securities, which we regarded as fully valued after their substantial rally. We believe that these are prudent strategies in today' s low interest-rate environment.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus GNMA Fund, Inc. and the Lehman Brothers GNMA Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 4/30/03

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            6.60%              6.18%             6.18%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GNMA FUND, INC. ON 4/30/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS GNMA INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN GINNIE MAES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE GNMA SECURITIES. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

April 30, 2003

                                                                                              Principal
BONDS AND NOTES--138.1%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED--114.7%

Government National Mortgage Association I:

   5%                                                                                        71,000,000  (a)          71,621,250

   5.5%                                                                                     357,666,000  (a)         369,102,645

   5.5%, 4/15/2033                                                                           26,191,663               27,124,610

   6%                                                                                       175,850,000  (a)         183,872,277

   6.5%                                                                                       8,424,500  (a)           8,853,560

   6.5%, 9/15/2008-6/15/2032                                                                 33,319,005               35,521,745

   7%, 11/15/2022-12/15/2022                                                                    115,592                  123,612

   7.5%, 12/15/2006-11/15/2028                                                               38,966,046               41,898,568

   8%, 4/15/2008-12/15/2022                                                                  16,166,747  (b)          17,623,348

   8.5%, 2/15/2006-12/15/2022                                                                11,454,360               12,630,039

   9%, 1/15/2019-12/15/2022                                                                   8,009,492                8,950,370

   9.5%, 3/15/2018-11/15/2024                                                                 2,002,265                2,262,394

   Construction Loans:

      6.75%, 3/15/2040                                                                        8,242,381                9,256,348

      7.25%, 4/15/2032                                                                        8,492,400                9,671,068

   Project Loans:

      6.3%, 11/15/2038                                                                       20,762,647               22,923,208

      6.315%, 10/15/2033                                                                      1,454,156                1,604,413

      6.355%, 8/15/2024                                                                       3,136,119                3,452,392

      6.375%, 10/15/2033-11/15/2033                                                          10,619,776               11,747,967

      6.5%, 12/15/2023                                                                        1,922,108                2,129,428

      6.55%, 7/15/2033                                                                        7,718,871                8,480,883

      6.6%, 9/15/2019-9/15/2030                                                               8,664,667                9,513,885

      6.625%, 6/15/2028-5/15/2033                                                            10,542,869               11,628,039

      6.75%, 10/15/2033-12/15/2033                                                            6,836,099                7,597,197

                                                                                                                     877,589,246

Government National Mortgage Association II:

   4%, 7/20/2030-9/20/2030                                                                    3,996,268  (c)           4,120,849

   4.25%, 4/20/2030                                                                           6,263,473  (b,c)         6,360,370

   4.5%, 8/20/2032                                                                           33,026,422  (c)          33,732,527

   5%, 6/20/2032-7/20/2032                                                                   29,300,720  (c)          29,978,618

   5.375%, 2/20/2027                                                                             92,549  (c)              94,309

   5.75%, 9/20/2027                                                                              51,980  (c)              53,079

   6%                                                                                         9,200,000  (a)           9,559,375

   6%, 2/20/2033                                                                             62,029,088  (b)          64,742,861

   6.5%, 5/20/2031-6/20/2031                                                                 10,185,294               10,662,680

   7%, 4/20/2024-4/20/2032                                                                  108,700,186  (b)         114,870,612

   7.5%, 9/20/2030                                                                            1,797,345                1,909,104

   8%, 2/20/2034-4/20/2034                                                                    3,319,746                3,560,428

   9.5%, 2/20/2016-2/20/2025                                                                    507,550                  571,025

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association ll (continued):

   Ser. 2002-29, Cl. GA, 6%, 2029                                                             6,117,951                6,127,167

   Stripped Securities, Interest Only Class,

      Ser. 2001-25, Cl. CI, 7%, 2029                                                          1,680,685  (d)              93,148

                                                                                                                     286,436,152

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation Ctfs.,

  REMIC:

      Ser. 2102, Cl. QH, 5.75%, 2023                                                          3,134,979                3,167,985

      Ser. 2362, Cl. PE, 6%, 2020                                                             1,877,859                1,886,893

   Stripped Securities, Interest Only Class:

      Ser. 1583, Cl. ID, 7%, 2023                                                             3,291,789  (d)             158,466

      Ser. 1628, Cl. MA, 6.5%, 2022                                                             960,676  (d)              40,887

      Ser. 1882, Cl. PK, 7%, 2026                                                             1,926,245  (d)             198,288

      Ser. 1998, Cl. PK, 7%, 2026                                                             1,758,394  (d)              62,905

      Ser. 2043, Cl. IE, 6.5%, 2023                                                              94,364  (d)                  74

      Ser. 2048, Cl. PJ, 7%, 2028                                                             2,206,250  (d)             242,688

      Ser. 2399, Cl. IQ, 6.5%, 2022                                                           8,479,931  (d)              76,998

      Ser. 2419, Cl. IE, 6.5%, 2027                                                           7,828,429  (d)             134,539

      Ser. 2520, Cl. PI, 5.5%, 2026                                                           9,857,065  (d)           1,145,883

      Ser. 2574, Cl. IB, 5.5%, 2026                                                          17,641,684  (d)           3,248,545

                                                                                                                      10,364,151

Federal National Mortgage Association:

   6.2%, 1/1/2011                                                                            17,982,446               20,207,269

   6.82%, 1/1/2028                                                                            3,398,732                3,799,860

   Stripped Securities, Interest Only Class:

      Ser. 1993-133, Cl. HA, 9.96%, 2022                                                      1,819,810  (d)              50,045

      Ser. 1996-55, Cl. PL, 7%, 2025                                                            281,836  (d)               2,995

      Ser. 1997-16, Cl. PJ, 7%, 2026                                                          1,383,069  (d)              52,329

      Ser. 1997-40, Cl. PI, 7%, 2027                                                         12,107,100  (d)             953,313

      Ser. 1997-84, Cl. PI, 6.5%, 2021                                                        1,535,473  (d)              39,661

      Ser. 2001-61, Cl. PK, 6.5%, 2022                                                        2,067,730  (d)              11,418

      Ser. 2002-71, Cl. IQ, 5.5%, 2019                                                        2,127,636  (d)             231,380

      Ser. 2002-76, Cl. PI, 5.5%, 2025                                                       30,071,724  (d)           2,516,642

      Ser. 2002-95, Cl. IJ, 5.5%, 2029                                                       25,000,000  (d)           3,924,843

      Ser. 2003-8, Cl. PI, 5.5%, 2021                                                         6,094,848  (d)             704,481

      Ser. 2003-13, Cl. PI, 5.5%, 2026                                                       14,644,930  (d)           1,713,981

   Whole Loan:

      Ser. 2001-W1, Cl. AF6, 6.402%, 2031                                                     5,932,000                6,439,250

      Ser. 2001-W2, Cl. AF3, 5.258%, 2029                                                     7,249,718                7,291,478

                                                                                                                      47,938,945

TOTAL U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED                                                                     1,222,328,494


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./HOME EQUITY--4.0%

Conseco Finance:

   Ser. 2001-A, Cl. IIA2, 6.52%, 2032                                                        16,950,049               17,071,005

   Ser. 2001-B, Cl. 2A1A, 6.428%, 2032                                                        6,371,891                6,666,236

Equivantage Home Equity Loan Trust,

   Ser. 1997-1, Cl. A4, 7.275%, 2028                                                          4,345,083                4,344,491

GE Capital Mortgage Services:

   Ser. 1999-HE1, Cl. A7, 6.265%, 2029                                                       13,478,461               14,299,570

TOTAL ASSET-BACKED CTFS./HOME EQUITY                                                                                  42,381,302

ASSET-BACKED CTFS./TRADE RECEIVABLES--.4%

ACLC Business Loan Receivables Trust,

   Ser. 1998-1, Cl. A1, 6.435%, 2019                                                          5,985,362  (e)           4,788,290

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--9.0%

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                        23,214,366               24,207,477

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                          15,274,000               17,188,411

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          7,721,315                8,554,731

Commercial Mortgage,

   Ser. 2001-FL5A, Cl. G, 2.515%, 2013                                                        5,335,000  (c,e)         5,247,397

GS Mortgage Securities II,

   Ser. 2001-LIB, Cl. A2, 6.615%, 2016                                                       17,375,000  (e)          18,881,378

Office Portfolio Trust,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                       7,565,998  (e)           8,291,647

PNC Mortgage Acceptance,

   Ser. 2000-C2, Cl. C, 7.64%, 2033                                                          11,000,000               13,200,271

TOTAL COMMERCIAL MORTGAGE PASS-THROUGH CTFS.                                                                          95,571,312

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--5.2%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B1, 6.5%, 2013                                                             355,894                  371,833

Countrywide Home Loans:

   Ser. 2000-5, Cl. B1, 7.75%, 2030                                                           7,242,577                7,613,824

   Ser. 2000-6, Cl. B1, 7.75%, 2030                                                           5,505,394                5,807,668

   Ser. 2000-8, Cl. B1, 7.5%, 2031                                                            3,586,592                3,794,041

GE Capital Mortgage Services:

   Ser. 1998-1, Cl. B1, 6.75%, 2013                                                             689,252                  733,554

   Ser. 1998-16, Cl. B1, 6.5%, 2013                                                             487,619                  500,302

   Ser. 1998-16, Cl. M, 6.5%, 2013                                                            1,462,859                1,560,842

Norwest Asset Securities:

   Ser. 1997-20, Cl. B1, 6.75%, 2012                                                            631,163                  666,378

   Ser. 1998-14, Cl. B2, 6.5%, 2013                                                           1,149,929                1,213,870

   Ser. 1999-13, Cl. B2, 6.75%, 2029                                                          1,725,975                1,773,906

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                             5,488,357  (e)           5,718,131

PNC Mortgage Securities:

   Ser. 1998-2, Cl. 3B2, 6.75%, 2013                                                            552,896                  551,896

   Ser. 1998-2, Cl. 4B2, 6.75%, 2027                                                            572,964                  614,065

   Ser. 1998-11, Cl. 2B2, 6.25%, 2013                                                           409,922                  436,433

Residential Funding Mortgage Securities I:

   Ser. 1997-S6, Cl. B1, 7%, 2012                                                               647,473                  688,605

   Ser. 1997-S10, Cl. M2, 7%, 2012                                                              567,646                  606,811

   Ser. 1997-S11, Cl. M2, 7%, 2012                                                              457,162                  487,810

   Ser. 1997-S16, Cl. M2, 6.75%, 2012                                                           788,500                  787,074

   Ser. 1998-S1, Cl. M2, 6.5%, 2013                                                             771,160                  817,141

   Ser. 1998-S14, Cl. M2, 6.5%, 2013                                                          1,321,408                1,405,048

   Ser. 1998-S16, Cl. M1, 6.5%, 2013                                                            835,458                  889,334

   Ser. 1998-S16, Cl. M2, 6.5%, 2013                                                            298,433                  305,038

Washington Mutual,

   Ser. 2003-AR5, Cl. A3, 3.112%, 2033                                                       18,360,000               18,359,978

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                                                         55,703,582

U.S. GOVERNMENTS--3.2%

U.S. Treasury Notes:

   1.625%, 1/31/2005                                                                          2,092,000  (b)           2,100,581

   3.875%, 2/15/2013                                                                         32,000,000  (b)          32,052,512

                                                                                                                      34,153,093

U.S. GOVERNMENT AGENCIES--1.6%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         13,302,000  (f)          16,506,603

TOTAL BONDS AND NOTES

   (cost $1,455,320,556)                                                                                           1,471,432,676
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--8.4%                                                                          Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    29,894,000  (g)          29,894,000

Dreyfus Institutional Cash Advantage Plus Fund                                               29,894,000  (g)          29,894,000

Dreyfus Institutional Preferred Plus Money Market Fund                                       29,894,000  (g)          29,894,000

TOTAL OTHER INVESTMENTS

   (cost $89,682,000)                                                                                                 89,682,000


                                                                                              Principal

SHORT-TERM INVESTMENTS--2.5%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.18%, 5/29/2003                                                                          11,530,000  (h)          11,520,200

   1.12%, 6/5/2003                                                                            2,400,000                2,397,480

   1.16%, 7/10/2003                                                                           4,000,000                3,991,560

   1.17%, 8/28/2003                                                                           8,530,000                8,498,950

TOTAL SHORT-TERM INVESTMENTS

   (cost $26,404,797)                                                                                                 26,408,190
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--14.3%                                                                  Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $152,736,513)                                                                      152,736,513              152,736,513
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $1,724,143,866)                                                                          163.3%           1,740,259,379

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (63.3%)           (674,652,266)

NET ASSETS                                                                                        100.0%           1,065,607,113

(A) PURCHASED ON A FORWARD COMMITMENT BASIS.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT APRIL 30, 2003, THE
TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $149,273,283 AND THE
TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $152,736,513.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  REFLECTS NOTIONAL PAR.

(E)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2003,
THESE SECURITIES AMOUNTED TO $42,926,843 OR 4.0% OF NET ASSETS.

(F)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES TO THE CONSUMER PRICE INDEX.

(G)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

(H)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
POSTITONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

April 30, 2003

                                                                   Market Value                                     Unrealized
                                                                     Covered by                                  (Depreciation)
                                            Contracts              Contracts ($)           Expiration          at 4/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Agency 10 Year Notes                       1,562               176,213,125             June 2003               (1,430,062)

U.S. Treasury 5 Year Notes                        150                17,062,500             June 2003                  (84,375)

U.S. Treasury 10 Year Notes                       490                56,411,250             June 2003                 (336,658)

                                                                                                                    (1,851,095)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

                                                            Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments (including securities
   loaned valued at $149,273,283)--Note 1(b)       1,724,143,866  1,740,259,379

Cash                                                                 19,547,867

Receivable for investment securities sold                           174,455,071

Interest receivable                                                   6,798,985

Receivable for shares of Common Stock subscribed                        147,068

Paydowns receivable                                                      26,877

Prepaid expenses                                                         12,009

                                                                  1,941,247,256
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           780,486

Payable for investment securities purchased                         719,560,280

Liability for securities loaned--Note 1(b)                          152,736,513

Payable for futures variation margin--Note 4                          1,605,969

Payable for shares of Common Stock redeemed                             648,171

Accrued expenses and other liabilities                                  308,724

                                                                    875,640,143
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,065,607,113
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,072,705,171

Accumulated undistributed investment income--net                      2,450,947

Accumulated net realized gain (loss) on investments                 (23,813,423)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($1,851,095) net unrealized
  depreciation on financial futures]                                 14,264,418
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,065,607,113
v

SHARES OUTSTANDING

(1.1 billion shares of $.001 par value Common Stock authorized)      70,368,462

NET ASSET VALUE, offering and redemption price per share ($)              15.14

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            48,918,227

Dividends                                                            1,792,902

Income from securities lending                                          60,155

TOTAL INCOME                                                        50,771,284

EXPENSES:

Management fee--Note 3(a)                                            6,336,673

Service plan and prospectus--Note 3(b)                               1,332,886

Shareholder servicing costs--Note 3(b)                                 709,933

Custodian fees--Note 3(b)                                              233,664

Shareholders' reports                                                   74,051

Professional fees                                                       68,147

Directors' fees and expenses--Note 3(c)                                 57,274

Registration fees                                                       44,653

Interest expense--Notes 2,5                                              5,599

Miscellaneous                                                          118,668

TOTAL EXPENSES                                                       8,981,548

INVESTMENT INCOME--NET                                              41,789,736
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             33,973,967

Net realized gain (loss) on financial futures                      (11,042,613)

NET REALIZED GAIN (LOSS)                                            22,931,354

Net unrealized appreciation (depreciation) on investments
  [including ($1,377,361) net unrealized (depreciation)
  on financial futures]                                              2,527,449

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              25,458,803

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                67,248,539

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                           -------------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         41,789,736            53,049,844

Net realized gain (loss) on investments        22,931,354            14,411,458

Net unrealized appreciation (depreciation)
   on investments                               2,527,449             9,291,701

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   67,248,539            76,753,003
--------------------------------------------------------------------------------

NET EQUALIZATION (DEBITS)--NOTE 1(E)                   --               217,819
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (46,747,370)          (53,749,577)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 175,666,042           156,116,600

Dividends reinvested                           37,670,063            42,368,092

Cost of shares redeemed                      (165,418,182)         (145,616,066)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             47,917,923            52,868,626

TOTAL INCREASE (DECREASE) IN NET ASSETS        68,419,092            76,089,871
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           997,188,021           921,098,150

END OF PERIOD                               1,065,607,113           997,188,021

Undistributed investment income--net            2,450,947             3,278,939
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    11,681,246            10,626,853

Shares issued for dividends reinvested          2,507,723             2,898,051

Shares redeemed                               (10,986,100)           (9,931,697)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,202,869             3,593,207

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                   Year Ended April 30,
                                                        ----------------------------------------------------------------------

                                                           2003           2002(a)           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      14.85          14.49             13.89          14.54         14.99

Investment Operations:

Investment income--net                                      .60(b)         .81(b)            .90            .90           .92

Net realized and unrealized
   gain (loss) on investments                               .36            .37               .60           (.65)         (.46)

Total from Investment Operations                            .96           1.18              1.50            .25           .46

Distributions:

Dividends from investment income--net                      (.67)          (.82)             (.90)          (.90)         (.91)

Net asset value, end of period                            15.14          14.85             14.49          13.89         14.54
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                           6.60           8.42             11.22           1.75          3.17
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                    .85            .85               .90            .92           .94

Ratio of interest expense and
   loan commitment fees
   to average net assets                                    .00(c)         .00(c)            .02             --           .25

Ratio of net investment income
   to average net assets                                   3.96           5.53              6.30           6.40          6.19

Portfolio Turnover Rate                                  456.90         452.76            458.09         420.18        206.15
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                        1,065,607        997,188           921,098        910,969     1,068,347

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS
AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS
CHANGE FOR THE PERIOD ENDED APRIL 30, 2002 WAS TO DECREASE NET INVESTMENT INCOME
PER SHARE BY $.03 AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY $.03 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS FROM 5.68% TO 5.53%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL
DATA FOR PERIODS PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus GNMA Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. Prior to January 20, 2003, the fund's investment objective was to provide an investor with as high a level of current income as was consistent with the preservation of capital. On December 18, 2002, fund shareholders approved changing the fund's objective. Effective January 20, 2003, the fund' s objective is to seek to maximize total return consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $10,477 during the period ended April 30, 2003 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


On April 30, 2003, the Board of Directors declared a cash dividend of $.049 per share from undistributed investment income-net, payable on May 1, 2003 (ex-dividend date) to shareholders of record as of the close of business on April 30, 2003.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,096,091, accumulated capital losses $22,866,710 and unrealized appreciation $14,298,419. In addition, the fund had $1,915,891 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, $5,710,751 of the carryover expires in fiscal 2005, $6,916,020 expires in fiscal 2007, $8,326,405 expires in fiscal 2008 and $1,913,534 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal years ended April 30, 2003 and April 30, 2002, were as follows: ordinary income $46,747,370 and $53,749,577, respectively.

During the period ended April 30, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $4,129,642, increased net realized gain (loss) on investments by $24,854,266 and decreased paid-in capital by $28,983,908. Net assets were not affected by this reclassification.

(e) Equalization: For the year ended April 30, 2002, the fund followed the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed. Effective May 1, 2002, the fund no longer follows the accounting practice of equalization

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required for the period ended April 30, 2003, pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate not to exceed .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund' s average daily net assets for any full fiscal year. During the period ended April 30, 2003, the fund was charged $1,332,886 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $517,421 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2003, the fund was charged $233,664 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest it' s available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $1,792,902 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2003, amounted to $5,994,273,808 and $5,634,385,141, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2003, are set forth in the Statement of Financial Futures.

At April 30, 2003, the cost of investments for federal income tax purposes was $1,725,960,960; accordingly, accumulated net unrealized appreciation on investments was $14,298,419, consisting of $41,156,933 gross unrealized appreciation and $26,858,514 gross unrealized depreciation.

NOTE 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk.

The average daily amount outstanding during the period ended April 30, 2003 was approximately $298,500, with a related weighted average annualized interest rate of 1.88%.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors  Dreyfus GNMA Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus GNMA Fund, Inc., including the statements of investments and financial futures, as of April 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of April 30, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund, Inc. at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 16, 2003



PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                   Shares
                          --------------------------------------------------
                                   For          Against          Abstained
                          --------------------------------------------------

To change the fund's
   investment objective       35,024,570        5,065,138          2,579,029

                                                                    The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

SAMUEL CHASE (71)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

GORDON J. DAVIS (61)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae

* President, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for -profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26


JONI EVANS (61)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ARNOLD S. HIATT (75)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Social Responsibility, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

BURTON N. WALLACK (52)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 191 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, VICE PRESIDENT AND TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 207 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 202 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        GNMA Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation


Comparison of change in value of $10,000 investment in Dreyfus GNMA Fund, Inc. and the Lehman Brothers GNMA Index

EXHIBIT A:

                                   Lehman
                  Dreyfus         Brothers
    PERIOD          GNMA            GNMA
                 Fund, Inc.        Index *

    4/30/93       10,000           10,000
    4/30/94       10,071           10,006
    4/30/95       10,656           10,865
    4/30/96       11,520           11,836
    4/30/97       12,230           12,786
    4/30/98       13,499           14,064
    4/30/99       13,928           14,932
    4/30/00       14,171           15,276
    4/30/01       15,762           17,141
    4/30/02       17,089           18,545
    4/30/03       18,216           19,810


* Source: Lehman Brothers


ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GNMA FUND, INC.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  June 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  June 26, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  June 26, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.